Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this “Security Agreement”) is entered into as of September 6, 2013, by SWK Holdings Corporation, a Delaware corporation (“SWK Holdings”), SWK Funding LLC, a Delaware limited liability company (“SWK Funding”), SWK Advisors LLC, a Delaware limited liability company (“SWK Advisors”), SWK HP Holdings GP LLC, a Delaware limited liability company (“SWK HP GP”, and together with SWK Holdings, SWK Funding, and SWK Advisors, “Initial Grantors” and together with any additional grantors, whether now existing or hereafter formed, that become parties to this Security Agreement by executing a Supplement hereto, “Grantors” and each individually, a “Grantor”), and Double Black Diamond, L.P., a Delaware limited partnership (“Secured Party”).

PRELIMINARY STATEMENTS

A.     On the date hereof, Initial Grantors and Secured Party executed a Loan Agreement (as amended, restated, replaced, modified or supplemented from time to time, the “Loan Agreement”) pursuant to which Secured Party agreed to make loans to SWK Holdings and SWK Funding from time to time up to an original aggregate principal amount of $15,000,000 (as the same may be increased from time to time) on the terms and subject to the conditions set forth in the Loan Agreement.

B.     Secured Party has conditioned its obligations under the Loan Agreement upon the execution and delivery by Grantors of this Security Agreement, and Grantors have agreed to enter into this Security Agreement to secure all obligations owing to Secured Party under the Loan Documents.

ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and Secured Party hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1     Terms Defined in Loan Agreement. All capitalized terms used herein (including in the introductory paragraph and the Preliminary Statements of this Security Agreement) and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

1.2     Terms Defined in UCC. Terms defined in the UCC (as defined below) which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3     Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the introductory paragraph hereto and in the Preliminary Statements, the following terms shall have the following meanings:

“Account Debtor” means a Person who is obligated on an Account.

“Accounts” shall have the meaning set forth in Chapter 9 of the UCC.

“Advisory Contract” means any advisory, consulting, or similar agreement entered into by and between SWK Advisors and third parties from time to time in the ordinary course of SWK Advisors’ business.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Assigned Contracts” means, collectively, all of each Grantor’s rights and remedies under, and all moneys and claims for money due or to become due to such Grantor under all contracts, including, without limitation, any Underlying Agreement, to which such Grantor is a party, and any and all amendments, supplements, extensions, and renewals thereof including all rights and claims of such Grantor now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements, (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing agreements, (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements, or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

“Chattel Paper” shall have the meaning set forth in Chapter 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Account” means any Deposit Account under the sole dominion and control of Secured Party established by Secured Party as provided in Section 7.1.

“Commercial Tort Claims” means, collectively, those currently existing commercial tort claims (as such term is defined in Chapter 9 of the UCC) of any Grantor, including each such commercial tort claim set forth on Exhibit H.

“Control” shall have the meaning set forth in Chapter 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Chapter 9 of the UCC.

“Control Agreement” means a Deposit Account Control Agreement or a Securities Account Control Agreement, as the context may require.

“Copyrights” means, collectively, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications, (b) all renewals of any of the foregoing, (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing, (d) the right to sue for past, present, and future infringements of any of the foregoing, and (e) all rights corresponding to any of the foregoing throughout the world.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account Control Agreement” means an agreement, in form and substance satisfactory to Secured Party, among the applicable Grantor, a banking institution holding such Grantor’s funds, and Secured Party with respect to collection and control of all deposits and balances held in a Deposit Account maintained by such Grantor with such banking institution.

“Deposit Account” shall have the meaning set forth in Chapter 9 of the UCC.

“Document” shall have the meaning set forth in Chapter 9 of the UCC.

“Equipment” shall have the meaning set forth in Chapter 9 of the UCC.

“Event of Default” means an event described in Section 5.1.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Chapter 9 of the UCC.

“General Intangible” shall have the meaning set forth in Chapter 9 of the UCC.

“Goods” shall have the meaning set forth in Chapter 9 of the UCC.

“Instrument” shall have the meaning set forth in Chapter 9 of the UCC.

“Inventory” shall have the meaning set forth in Chapter 9 of the UCC.

“Investment Property” shall have the meaning set forth in Chapter 9 of the UCC.

“Letter-of-Credit Right” shall have the meaning set forth in Chapter 9 of the UCC.

“Licenses” means, collectively, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, collectively, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means, collectively, all Instruments, Securities and other Investment Property of each Grantor, whether or not physically delivered to Secured Party pursuant to this Security Agreement.

“Proceeds” shall have the meaning set forth in Chapter 9 of the UCC and, in any event shall include, without limitation, all dividends or other income from the Pledged Collateral, collections thereon or distributions or payments with respect thereto.

“Receivables” means, collectively, the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims of any Grantor to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Securities Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to Secured Party, among the applicable Grantor, a securities intermediary holding such Grantor’s assets, including funds and securities, or an issuer of Securities, and Secured Party with respect to collection and control of all deposits, securities and other balances held in a Securities Account maintained by such Grantor with such securities intermediary.

“Securities Account” shall have the meaning set forth in Chapter 8 of the UCC.

“Security” has the meaning set forth in Chapter 8 of the UCC.

“Stock Rights” means, collectively, all dividends, instruments or other distributions and any other right or property which each Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Supplement” means a supplement to this Security Agreement, substantially in the form of Annex II attached hereto, by which a new Grantor is joined to this Security Agreement.

“Supporting Obligation” shall have the meaning set forth in Chapter 9 of the UCC.

“Trademarks” means, collectively, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing, (b) all licenses of the foregoing, whether as licensee or licensor, (c) all renewals of the foregoing, (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof, (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Texas or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Secured Party’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II
GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to Secured Party a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i)       all Accounts;

(ii)      all Chattel Paper;

(iii)     all Copyrights, Patents and Trademarks;

(iv)     all Documents;

(v)      all Equipment;

(vi)     all Fixtures;

(vii)     all General Intangibles;

(viii)    all Goods;

(ix)      all Instruments;

(x)       all Inventory;

(xi)      all Investment Property;

(xii)      all cash or cash equivalents;

(xiii)     all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)    all Deposit Accounts with any bank or other financial institution;

(xv)     all Commercial Tort Claims listed on Exhibit H hereto;

(xvi)    all Securities Accounts;

(xvii)   all Assigned Contracts;

(xviii)  and all accessions to, substitutions for and replacements, Proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Obligations in accordance with their terms. Notwithstanding anything to the contrary contained in clauses (i) through (xviii) above, the security interest created by this Security Agreement shall not extend to, and the term “Collateral” shall not include, any right, title or interest of SWK Advisors under any Advisory Contract to the extent that such Advisory Contract or applicable Law prohibits the creation of a security interest or Lien thereon or requires the consent of any Person other than the Grantors and their Affiliates (which consent has not been obtained) as a condition to the creation of such security interest or Lien, or which would be breached or give any party (other than the Grantors and their Affiliates) the right to terminate such Advisory Contract as a result of the creation of such security interest or Lien. For the avoidance of doubt, the Collateral shall include all Permitted Investments of each Grantor, whether now or hereafter existing, including, without limitation, each of the Permitted Investments set forth on Exhibit I attached hereto, and all Proceeds (including Stock Rights), insurance proceeds and products of such Permitted Investments, together with all Underlying Agreements and any other books and records relating to such Permitted Investments and any General Intangibles at any time evidencing or relating to such Permitted Investments.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each of the Initial Grantors represents and warrants to Secured Party, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Supplement represents and warrants (after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Supplement), that:

3.1     Title, Perfection and Priority. Each Grantor has good and valid rights in and title to or the power to transfer the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full corporate, limited liability company, or partnership, as applicable, power and authority to grant to Secured Party the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against each Grantor in the locations listed on Exhibit G, Secured Party will have a fully perfected first priority security interest in that Collateral of each Grantor in which a security interest may be perfected by filing, subject only to Permitted Liens that have priority by operation of Law.

3.2     Type and Jurisdiction of Organization, Organizational and Identification Numbers. Each Grantor is a duly organized and validly existing corporation, limited liability company, or partnership, as applicable, and is in good standing under the Laws of its jurisdiction of organization. Each Grantor’s organizational number and federal employer identification number are set forth in Parts IV and V of Exhibit A, respectively.

3.3     Principal Location. Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A. Each Grantor has no other places of business except those set forth in Exhibit A.

3.4     Collateral Locations. Each location where Collateral is located is listed on Exhibit A. All of such locations are owned by the Grantor designated on Exhibit A for such location except for locations (i) that are leased by a Grantor as lessee and designated in Part VII(b) of Exhibit A and (ii) where Inventory or other Collateral is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.

3.5     Deposit Accounts and Securities Accounts. All of each Grantor’s Deposit Accounts and Securities Accounts as of the date hereof are listed on Exhibit B.

3.6     Exact Names. Each Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Except as disclosed in Part VIII of Exhibit A, no Grantor has, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

3.7     Letter-of-Credit Rights and Chattel Paper. Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of each Grantor. All action by each Grantor necessary or desirable to protect and perfect Secured Party’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken.

3.8     Accounts and Chattel Paper.

(a)     The names of the obligors, amounts owing, due dates and other information with respect to each Grantor’s Accounts and Chattel Paper are and will be correctly stated in all records of such Grantor relating thereto and in all invoices with respect thereto furnished to Secured Party by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, the relevant Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

(b)     With respect to each Grantor’s Accounts, except as specifically disclosed to Secured Party, (i) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper, (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to Secured Party, (iii) to such Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices and statements with respect thereto, (iv) such Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor’s financial condition, and (v) such Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

(c)     In addition, with respect to all of each Grantor’s Accounts, (i) the amounts shown on all invoices and statements with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent, and (ii) to such Grantor’s knowledge, all Account Debtors have the capacity to contract.

3.9       Inventory. With respect to any Inventory of a Grantor, (a) such Inventory (other than Inventory in transit) is located at such Grantor’s locations set forth on Exhibit A, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for Permitted Liens, (d) except as specifically disclosed to Secured Party, such Inventory is of good and merchantable quality, free from any defects, (e) except as specifically disclosed to Secured Party, such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (f) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder, as applicable.

3.10     Intellectual Property. No Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Exhibit D. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit G and this Security Agreement (or, if applicable, such short-form intellectual property security agreements as the parties may agree upon) with the United States Copyright Office and the United States Patent and Trademark Office (or such similar foreign office or governmental agency, as applicable), fully perfected first priority security interests in favor of Secured Party on each Grantor’s Patents, Trademarks and Copyrights, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action necessary or desirable to protect and perfect Secured Party’s Lien on such Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.

3.11     Filing Requirements. As of the date hereof, no Grantor’s Equipment is covered by any certificate of title. None of the Collateral owned by each Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D. The legal description, county and street address of each property on which any Fixtures owned by any Grantor are located is set forth in Exhibit E together with the name and address of the record owner of each such property.

3.12     No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming any Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming Secured Party as the secured party and (b) as permitted by Section 4.1(e).

3.13     Pledged Collateral.

(a)     Exhibit F sets forth a complete and accurate list of all Pledged Collateral owned by each Grantor as of the Closing Date. Each Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit F as being owned by it, free and clear of any Liens, except for the security interest granted to Secured Party hereunder and Permitted Liens of the type described in clause (a) of the definition thereof. Each Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, and (ii) with respect to any certificates delivered to Secured Party representing an Equity Interest, either such certificates are Securities as defined in Chapter 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed Secured Party so that Secured Party may take steps to perfect its security interest therein as a General Intangible.

(b)     In addition, (i) none of the Pledged Collateral consisting of an Equity Interest has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) except as set forth on Exhibit F hereto, there are no existing options, warrants, calls or commitments of any character whatsoever relating to any Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) except for that certain right of first refusal described in Section 5.12(c) of the Disclosure Schedules to the Loan Agreement, no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by each Grantor of Pledged Collateral owned by it pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by any Grantor, or for the exercise by Secured Party of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)     Except as set forth in Exhibit F or as otherwise specifically disclosed to Secured Party prior to the acquisition of any such Pledged Collateral, (i) each Grantor owns 100% of the issued and outstanding Equity Interests in the issuers of any Equity Interests constituting Pledged Collateral owned by such Grantor, and (ii) none of the Pledged Collateral which represents indebtedness owed to such Grantor is subordinated in right of payment to other indebtedness or subject to the terms of an indenture.

ARTICLE IV
COVENANTS

From the date of this Security Agreement and thereafter until this Security Agreement is terminated, each of the Initial Grantors agrees, and from and after the effective date of any Supplement applicable to any Grantor (and after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Supplement) and thereafter until this Security Agreement is terminated each such subsequent Grantor agrees:

4.1     General.

(a)     Collateral Records. Each Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it, and furnish to Secured Party such reports relating to such Collateral as Secured Party shall from time to time request.

(b)     Authorization to File Financing Statements; Ratification. Each Grantor hereby authorizes Secured Party to file, and if requested will deliver to Secured Party, all financing statements and other documents and take such other actions as may from time to time be requested by Secured Party in order to maintain a first priority perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by Secured Party may be filed in any filing office in any UCC jurisdiction and may (i) indicate the relevant Grantor’s Collateral (1) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Chapter 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Chapter 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor’s Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor also agrees to furnish any such information to Secured Party promptly upon request.

(c)     Further Assurances. Each Grantor will, if so requested by Secured Party, furnish to Secured Party, as often as Secured Party requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as Secured Party may reasonably request, all in such detail as Secured Party may specify. Each Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of Secured Party in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d)     Disposition of Collateral. No Grantor will sell, lease or otherwise dispose of the Collateral owned by it except for dispositions permitted pursuant to Sections 7.4 and 7.5 of the Loan Agreement, as applicable.

(e)     Liens. No Grantor will create, incur, or suffer to exist any Lien on its assets or the assets of any of its Subsidiaries, except (i) the security interest created by this Security Agreement, and (ii) other Permitted Liens.

(f)     Other Financing Statements. No Grantor will authorize the filing of any financing statement naming it or any other Credit Party as debtor covering all or any portion of its, or any of its Subsidiaries’ assets, except as permitted by Section 4.1(e). Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g)     Locations. No Grantor will, without Secured Party’s prior written consent, (i) maintain any Collateral owned by it at any location other than those locations listed on Exhibit A, (ii) otherwise change, or add to, such locations, or (iii) change its principal place of business or chief executive office from the location identified on Exhibit A.

(h)     Compliance with Terms. Each Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

4.2     Receivables.

(a)     Certain Agreements on Receivables. No Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except as permitted under the Loan Agreement.

(b)     Collection of Receivables. Except as otherwise provided in the Loan Agreement, each Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it.

(c)     Delivery of Invoices. Each Grantor will deliver to Secured Party immediately upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account owned by it bearing such language of assignment as Secured Party shall specify.

(d)     Electronic Chattel Paper. Each Grantor shall take all steps necessary to grant Secured Party Control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3     Titled Vehicles. Each Grantor will give Secured Party notice of its acquisition of any vehicle covered by a certificate of title and upon request by Secured Party (such request to be in Secured Party’s sole discretion), such Grantor will promptly deliver to Secured Party originals of certificates of title, manufacturer’s certificates of origin or other appropriate title documents for all new and used vehicles, trucks, tractors, and trailers owned by such Grantor, together with such executed documentation as Secured Party may request to enable Secured Party to note the Liens in favor of Secured Party thereon.

4.4     Delivery of Instruments, Securities, Chattel Paper and Documents. Each Grantor will (a) deliver to Secured Party (or, upon Secured Party’s request, Secured Party’s agent) immediately upon execution of this Security Agreement, the originals of all Chattel Paper, certificated Investment Property and other Instruments constituting Collateral owned by it (if any then exist), (b) hold in trust for Secured Party upon such Grantor’s receipt thereof after the Closing Date and immediately thereafter deliver to Secured Party any such Chattel Paper, certificated Investment Property and Instruments constituting Collateral, (c) upon Secured Party’s request, deliver to Secured Party or its agent (and thereafter hold in trust for Secured Party upon receipt and immediately deliver to Secured Party or its agent) any Document evidencing or constituting Collateral, and (d) upon Secured Party’s request, deliver to Secured Party a duly executed amendment to this Security Agreement, in the form of Annex I hereto (each an “Amendment”), pursuant to which such Grantor will pledge such additional Collateral. Each Grantor hereby authorizes Secured Party to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

4.5     Uncertificated Pledged Collateral. Each Grantor will permit Secured Party from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by such Grantor not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of Secured Party granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, each Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause Secured Party to have and retain Control over such Pledged Collateral. Without limiting the foregoing, each Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, use its commercially-reasonable best efforts to cause such securities intermediary to enter into a Securities Account Control Agreement upon Secured Party’s request.

4.6     Pledged Collateral.

(a)     Changes in Capital Structure of Issuers. No Grantor will (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets or merge or consolidate with any other entity, (ii) permit or suffer the organizational documents of any issuer of an Equity Interest constituting Pledged Collateral to be amended in a manner adverse to Secured Party, or (iii) vote any such Pledged Collateral in favor of any of the foregoing. Without the prior written consent of the Secured Party, no Grantor will cause or permit any Equity Interest constituting Pledged Collateral of any Grantor to constitute a Security governed by Article 8 of the UCC of the jurisdiction in which such issuer is organized unless either (A) all certificates or other documents constituting such Security have been delivered to the Secured Party and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (B) the Secured Party has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

(b)     Registration of Pledged Collateral. Each Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of Secured Party or its nominee at any time at the option of Secured Party at any time that an Event of Default has occurred and is continuing.

(c)     Exercise of Rights in Pledged Collateral.

(i)     Without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Loan Agreement or any other Loan Document; provided however, that except as otherwise contemplated in Section 7.11 of the Loan Agreement, no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of Secured Party in respect of such Pledged Collateral.

(ii)    Each Grantor will permit Secured Party or its nominee at any time after the occurrence and during the continuation of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by such Grantor, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.

(iii)   Each Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Loan Agreement.

4.7     Intellectual Property.

(a)     Each Grantor will use its commercially-reasonable best efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of Secured Party of any License held by such Grantor and to enforce the security interests granted hereunder.

(b)     Each Grantor shall notify Secured Party immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright owned by a Grantor (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c)     In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Secured Party prior written notice thereof, and, upon request of Secured Party, such Grantor shall execute and deliver any and all security agreements as Secured Party may request to evidence Secured Party’s first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d)     Each Grantor shall take all actions necessary or requested by Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor and Secured Party shall determine that such Patent, Trademark or Copyright is not material to the conduct of such Grantor’s business.

(e)     Each Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Secured Party shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that any Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.

4.8     Commercial Tort Claims. Each Grantor shall (a) promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Secured Party of any commercial tort claim (as defined in the UCC) acquired by it that could reasonably be expected to result in a judgment or settlement in Grantor’s favor in excess of $100,000 and, unless Secured Party otherwise consents, such Grantor shall deliver an Amendment, granting to Secured Party a first priority security interest in such Commercial Tort Claim and (b) not permit the aggregate expected amount of judgments or settlements in favor of Grantors in respect of all Commercial Tort Claims for which Secured Party has not been granted a first priority security interest pursuant to clause (a) to exceed $500,000.

4.9     Letter-of-Credit Rights. If any Grantor is or becomes the beneficiary of a letter of credit with a face amount in excess of $100,000, it shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Secured Party thereof and use its commercially-reasonable best efforts to cause the issuer and/or confirmation bank to consent to the assignment of any Letter-of-Credit Rights to Secured Party. No Grantor shall permit the aggregate face amounts of all letters of credit for which any Grantor is beneficiary and for which Grantors have not taken the steps set forth in the immediately preceding sentence to exceed $500,000.

4.10     Federal, State or Municipal Claims. Each Grantor will promptly notify Secured Party of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.11     [Reserved.]

4.12     Control Agreements. For each Deposit Account and Securities Account that any Grantor at any time maintains, such Grantor will, upon the request of Secured Party and pursuant to a Control Agreement in form and substance satisfactory to Secured Party, use its commercially-reasonable best efforts to cause the depository bank that maintains such Deposit Account, or the securities intermediary that maintains such Securities Account, as applicable, to agree to comply upon and during the continuance of an Event of Default with instructions from Secured Party to such depository bank, securities intermediary or commodities intermediary directing the disposition of funds from time to time credited to such Deposit Account or Securities Account, without further consent of such Grantor, or take such other action as Secured Party may approve in order to perfect Secured Party’s security interest in such Deposit Account or Securities Account.

4.13     Change of Name or Location; Change of Fiscal Year. No Grantor shall (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of such Grantor’s records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless Secured Party shall have received at least thirty (30) days prior written notice of such change and Secured Party shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of Secured Party’s security interest in the Collateral, or (2) any reasonable action requested by Secured Party in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of Secured Party in any Collateral), provided that, any new location shall be in the United States. No Grantor shall change its fiscal year, which currently ends on December 31.

4.14     Assigned Contracts. Each Grantor will use its commercially-reasonable best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Party of any Assigned Contract held by such Grantor and to enforce the security interests granted hereunder. Each Grantor shall fully perform all of its obligations under each of its Assigned Contracts, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided however, that no Grantor shall take any action or fail to take any action with respect to its Assigned Contracts that is reasonably likely to result in a Material Adverse Change. If any Grantor shall fail after Secured Party’s demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists, Secured Party may directly enforce each Grantor’s rights and remedies under any Assigned Contract in its own or such Grantor’s name and may enter into such settlements or other agreements with respect thereto as Secured Party shall determine. In any suit, proceeding or action brought by Secured Party under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, such Grantor shall indemnify and hold Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Grantor to or in favor of such obligor or its successors. All such obligations of such Grantor shall be and remain enforceable only against such Grantor and shall not be enforceable against Secured Party. Notwithstanding any provision hereof to the contrary, each Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and Secured Party’s exercise of any of its respective rights with respect to the Collateral shall not release such Grantor from any of such duties and obligations. Secured Party shall not be obligated to perform or fulfill any of each Grantor’s duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

4.15     New Subsidiaries. Unless otherwise agreed to by Secured Party, each Grantor shall cause any new direct or indirect Subsidiary of such Grantor created, acquired, or coming into existence after the Closing Date to enter into this Security Agreement by executing and delivering a Supplement to this Security Agreement in favor of Secured Party. Upon the execution and delivery of a Supplement by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of a Supplement shall not require the consent of any other Grantor under this Security Agreement. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

ARTICLE V
EVENTS OF DEFAULT AND REMEDIES

5.1     Events of Default. The occurrence of any “Event of Default” under, and as defined in, the Loan Agreement shall constitute an Event of Default hereunder.

5.2     Remedies.

(a)     Upon the occurrence of an Event of Default, Secured Party may exercise any or all of the following rights and remedies:

(i)      those rights and remedies provided in this Security Agreement, the Loan Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to Secured Party prior to an Event of Default;

(ii)      those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)     give notice of sole control or any other instruction under any Control Agreement and take any action therein with respect to the relevant Collateral;

(iv)     without notice (except as specifically provided in the Loan Agreement, Section 8.1 hereof or elsewhere in this Security Agreement), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as Secured Party may deem commercially reasonable;

(v)     concurrently with written notice to any Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though Secured Party was the outright owner thereof;

(vi)     require any Grantor to assemble and make available to Secured Party the Collateral owned or possessed by it and all books and records relating thereto at any place or places specified by Secured Party, whether at such Grantor’s premises or elsewhere; and

(vii)     to enter, occupy and use, or cause any of its agents to enter, occupy and use, any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay such Grantor for such use and occupancy.

(b)     Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)     Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d)     Until Secured Party is able to affect a sale, lease, or other disposition of Collateral, Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Secured Party. Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Secured Party’s remedies, with respect to such appointment without prior notice or hearing as to such appointment.

(e)     Notwithstanding the foregoing, Secured Party shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)     Each Grantor recognizes that Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act or under applicable state securities laws, even if such Grantor and the issuer would agree to do so.

5.3     Grant of Intellectual property License. For the purpose of enabling Secured Party to exercise the rights and remedies under this Article V at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that Secured Party may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of Secured Party’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and Secured Party may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1     Account Verification. On and after the occurrence of an Event of Default and during its continuation, Secured Party shall have the right at any time at Grantors’ expense to (a) verify the validity, amount or any other material information relating to any Accounts and (b) enforce collection of any such Accounts and to adjust, settle or compromise the amount of payment thereof, all in the same manner as Grantors.

6.2     Authorization for Secured Party to Take Certain Action.

(a)     Each Grantor irrevocably authorizes Secured Party at any time and from time to time in the sole discretion of Secured Party and appoints Secured Party as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in Secured Party’s sole discretion to perfect and to maintain the perfection and priority of Secured Party’s security interest in the Collateral, (ii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as Secured Party in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Secured Party’s security interest in the Collateral, (iii) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give Secured Party Control over such Pledged Collateral, (iv) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (v) to contact Account Debtors for any reason, (vi) to demand payment or enforce payment of the Receivables in the name of Secured Party or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (vi) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (viii) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (ix) to settle, adjust, compromise, extend or renew the Receivables, (x) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xi) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xii) to prepare, file and sign Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiii) to change the address for delivery of mail addressed to such Grantor to such address as Secured Party may designate and to receive, open and dispose of all mail addressed to such Grantor, (xiv) to endorse and collect any cash proceeds of the Collateral, (xv) to apply the proceeds of any Collateral received by Secured Party to the Obligations as provided in Section 7.1, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement, the Loan Agreement or under any other Loan Document.

(b)     All acts of said attorney or designee taken in accordance with Section 6.2(a) above are hereby ratified and approved. The powers conferred on Secured Party under this Section 6.2 are solely to protect Secured Party’s interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party agrees that, except for the powers granted in Section 6.2(a)(i)-(iv) and Section 6.2(a)(xvi), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.3     Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT.

6.4     Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER SECURED PARTY NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII
COLLECTION AND APPLICATION OF RECEIVABLES AND OTHER COLLATERAL PROCEEDS

7.1     Collection and Application of Receivables and Other Collateral Proceeds. Secured Party hereby authorizes each Grantor to collect such Grantor’s Receivables, and Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default (but not at any other time). If required by Secured Party at any time after the occurrence and during the continuance of an Event of Default, any Proceeds constituting collections of such Receivables, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days) be deposited by such Grantor in the exact form received, duly endorsed by such Grantor to Secured Party if required, in a Collateral Account maintained under the sole dominion and control of Secured Party, subject to withdrawal by Secured Party only as provided below in this Section, and (ii) until so turned over, shall be held by such Grantor in trust for Secured Party, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Receivables while held by the Collateral Account bank (or by such Grantor in trust for the benefit of Secured Party) shall continue to be collateral security for the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at Secured Party’s election, Secured Party may apply all or any part of the funds on deposit in the Collateral Account established by the Grantors to the payment of the Obligations then due and owing, such application to be made as set forth below in this Section. In addition to the rights of Secured Party specified above with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds of Collateral received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for Secured Party segregated from other funds of such Grantor, and shall, at the request of Secured Party, forthwith upon receipt by such Grantor, be turned over to Secured Party in the exact form received by such Grantor (duly endorsed by such Grantor to Secured Party, if required). All Proceeds received by Secured Party hereunder shall be held by Secured Party in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by Secured Party in a Collateral Account (or by any Grantor in trust for Secured Party) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided below in this Section. At any time after the occurrence and during the continuance of an Event of Default, at Secured Party’s election, Secured Party may apply all or any part of Proceeds of any Grantor held in any Collateral Account in payment of the Obligations in such order as Secured Party may elect in compliance with the Loan Agreement, and any part of such funds which Secured Party elects not so to apply and deems not required as collateral security for such Obligations shall be paid over from time to time by Secured Party to such Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been indefeasibly paid in full in cash shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive the same.

ARTICLE VIII
GENERAL PROVISIONS

8.1     Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to such Grantor, addressed as set forth in Article IX, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2     Limitation on Secured Party’s Duty with Respect to the Collateral. Secured Party shall have no obligation to clean-up or otherwise prepare the Collateral for sale. Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Secured Party shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for Secured Party (i) to fail to incur expenses deemed significant by Secured Party to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors, Obligors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors, Obligors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as Grantors, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by Secured Party would be commercially reasonable in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3     Compromises and Collection of Collateral. Each Grantor and Secured Party recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that Secured Party may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as Secured Party in its sole discretion shall determine or abandon any Receivable, and any such action by Secured Party shall be commercially reasonable so long as Secured Party acts in good faith based on information known to it at the time it takes any such action.

8.4     Secured Party Performance of Debtor Obligations. Without having any obligation to do so, Secured Party may perform or pay any obligation that any Grantor has agreed to perform or pay in this Security Agreement, and such Grantor shall reimburse Secured Party for any amounts paid by Secured Party pursuant to this Section 8.4. Each Grantor’s obligation to reimburse Secured Party pursuant to the preceding sentence shall constitute Obligations payable on demand.

8.5     Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained herein will cause irreparable injury to Secured Party that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees that the covenants of such Grantor contained herein shall be specifically enforceable against such Grantor.

8.6     Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between such Grantor and Secured Party or other conduct of Secured Party, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon Secured Party unless such authorization is in writing signed by Secured Party.

8.7     No Waiver; Amendments; Cumulative Remedies. No delay or omission of Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by Secured Party and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to Secured Party until this Security Agreement has terminated in accordance with Section 8.14.

8.8     Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.9     Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, of the Obligations in accordance with the Loan Agreement or any other Loan Document, is rescinded, reduced, restored or returned, the corresponding Obligations shall be reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored or returned.

8.10     Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of Grantors, Secured Party and their respective successors and assigns, except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of Secured Party. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Secured Party.

8.11     Survival of Representations. All representations and warranties of each Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.12     Taxes and Expenses. Any taxes payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by Grantors, together with interest and penalties, if any. Each Grantor shall reimburse Secured Party for any and all out-of-pocket expenses and internal charges (including attorneys’, auditors’ and accountants’ fees and time charges of attorneys, paralegals, auditors and accountants who may be employees of Secured Party) paid or incurred by Secured Party in connection with the administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by Grantors.

8.13     Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.14     Termination. Subject to Section 8.9, this Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations outstanding) until (i) the Loan Agreement has terminated in accordance with its terms, (ii) no commitments of Secured Party that would give rise to any Obligations remain outstanding, and (iii) all of the Obligations have been indefeasibly paid in full in cash.

8.15     ENTIRE AGREEMENT. THIS SECURITY AGREEMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE GRANTORS AND SECURED PARTY RELATING TO THE COLLATERAL AND COLLECTIVELY SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN THE GRANTORS AND SECURED PARTY RELATING TO THE COLLATERAL. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

8.16     CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS.

8.17     CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN DALLAS COUNTY, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

8.18     WAIVER OF JURY TRIAL. EACH GRANTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (A) WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, (B) WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES” AS DEFINED BELOW, (C) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

8.19     Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. This Security Agreement may be validly executed and delivered by facsimile, electronic mail in portable document format (.pdf) or other electronic transmission.

ARTICLE IX
NOTICES

9.1     Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent and shall be deemed received in accordance with Section 11.3 of the Loan Agreement in each case addressed to each applicable Grantor or to Secured Party, as applicable, at the addresses set forth in Section 11.3 of the Loan Agreement.

9.2     Change in Address for Notices. Each Grantor and Secured Party may change the address for service of notice upon it by a notice in writing to the other parties hereto.

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IN WITNESS WHEREOF, Grantors and Secured Party have executed this Security Agreement as of the date first above written.

GRANTORS:

SWK HOLDINGS CORPORATION,
a Delaware corporation

By:	/s/ J. Brett Pope
Name: J. Brett Pope
Title: Chief Executive Officer

SWK FUNDING LLC,
a Delaware limited liability company

By:	/s/ J. Brett Pope
Name: J. Brett Pope
Title: Chief Executive Officer

SWK ADVISORS LLC,
a Delaware limited liability company

By:	/s/ J. Brett Pope
Name: J. Brett Pope
Title: Chief Executive Officer

SWK HP HOLDINGS GP LLC,
a Delaware limited liability company

By:	/s/ J. Brett Pope
Name: J. Brett Pope
Title: Chief Executive Officer

SECURED PARTY:

DOUBLE BLACK DIAMOND, L.P.,
a Delaware limited partnership

By:	Carlson Capital, L.P., its Investment Advisor

By:	Asgard Investment Corp. II, its General Partner

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

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